UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 17, 2010

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

       Registrant's telephone number, including area code:    (573) 778-1800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On December 17, 2010, Southern Bank, the wholly-owned subsidiary of Southern Missouri Bancorp, Inc. (the “Company”), announced that it had entered into a definitive whole-bank purchase and assumption agreement (the “Agreement”) with the Federal Deposit Insurance Corporation (“FDIC”), to acquire all non-brokered deposits and certain assets of First Southern Bank, a $192 million full-service bank headquartered in Batesville, Arkansas, with a branch in Searcy, Arkansas.  The Arkansas State Bank Department closed First Southern Bank on December 17, 2010, and appointed the FDIC as receiver.

As a result of the transaction, Southern Bank was to assume deposits of approximately $156 million, less some brokered deposits, paying a premium of 0.25% on core deposits.  Total assets expected to be acquired were approximately $153 million.  Loans and other assets were not subject to a loss-share agreement, but loans were acquired at a $17.5 million discount.

The foregoing description is a summary of the acquisition agreement, is not complete, and is qualified in its entirety by reference to the entire agreement, a copy of which is attached hereto as Exhibit 1 and is incorporated into this Form 8-K by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 8.01  Other Events

On December 17, 2010, Southern Missouri Bancorp, Inc., issued a press release announcing that Southern Bank had signed a definitive whole-bank purchase and assumption agreement with the FDIC and acquired certain assets assumed certain deposits of First Southern Bank based in Batesville, Arkansas.  The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

To the extent that consolidated financial statements are required by this Item, they will be filed in an amendment to this report no later than March 1, 2011.

(b)	Pro Forma Financial Information

To the extent that pro forma financial information is required by this Item, it will be filed in an amendment to this report no later than March 1, 2011.

(d)	Exhibits

1	Definitive Whole-Bank Purchase and Assumption Agreement dated December 17, 2010, between Southern Bank and the Federal Deposit Insurance Corporation

99	Press Release dated December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: December 22, 2010	By:	/s/ Greg A. Steffens
Greg A. Steffens
President and CEO

EXHIBIT INDEX

Exhibit No.                                                                                                                Description

1	Definitive Whole-Bank Purchase and Assumption Agreement dated December 17, 2010, between Southern Bank and the Federal Deposit Insurance Corporation
99	Press Release dated December 17, 2010